May 22, 1997

                                   ADDENDUM 1
                                       to
                                  Specification
                                       of
                         22,000 m3 Ethylene Gas Carriers
                      Hull Numbers 2245/2246/2247/2248/2249

                                     Between
               Cambridge Petroleum Transport Corporation Inc. and
                  Cambridge Partners L.L.C. as Investment Bank
                                   (The Buyer)
                                       and
                       Jiangnan Shipyard (Group) Co., Ltd.
                                  (The Builder)
                             Dated: January 19, 1997

It has been mutually agreed between the Buyer and the Builder that notwithstanding what has been previously agreed and at no additional cost to the Buyer, the Specification has been amended as follows:

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PAGE      SECTION     PARA.      SUBJECT
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
1-2         1.4        2         The ship will be designed to comply with the requirements of
                                 Germanischer Lloyd to get the following class:

                                 Class:  GL + 100 A5 E "Liquefied Gas Carrier Type 2G" + MC E AUT INERT

                                 "or equal ABSDNV, LR" is deleted

1-2         1.4                  In addition to the regulations specified in Section 1.4, the Vessels must also comply with the following regulations:

                                      o   Rules and Regulations of the Classification Society.
                                      o   Rules and Regulations of the Flag State.
                                      o   IBC Code - for the range of cargoes that the Vessels are
                                          designed to carry.
                                      o   International Convention for Prevention of Collision at Sea
                                          1972 (COLREG) with Amendments 1981, 1987 and 1989.
                                      o   International Telecommunication and Radio Regulations
                                          1985/86 with annexes and revisions.
                                      o   U.S. Coast Guard Regulations for Foreign Flagged Vessels
                                          Navigating in U.S. Waters.
                                      o   Regulations of the International Labour Organisation (ILO - Convention)
                                          - ILO 92/133 to be satisfied.
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PAGE      SECTION     PARA.      SUBJECT
----      -------     ----       -------
                                     o   IEC Compliance for Electrical Installations.
                                     o   IMO Resolution A468 (XII) Noise Level on Board.
                                     o   ISO Guidelines Vibration in Merchant Ships.
                                     o   SITCO Requirements.

1-3         1.5       3          After "fore peak ballast tank" add: "Water
                                 ballast tank and fuel deep tank (fuel stowage) including HFO overflow tank and pump room".

1-6         1.7       *          Add "Wherever possible all electric supply and control
                                 cables to the main deck, cargo system and forecastle to be run inside the top side wing tanks to minimise amount of
                                 cabling and cable trays on deck."

1-7        1.10       3          Add at the end of the paragraph "Every effort should be made to keep the trim when loaded with VCM to the minimum".

1-8        1.13       2          Delete and replace with "In accordance with the Shipbuilding
                                 Contract clauses 7(b) and 7(c), the Seller (Builder) shall at his own expense dispatch its representative(s) to attend the gas trial as witness" and "Seller (builder) shall pay
                                 all costs of its own representatives and of the
                                 Classification Society and shall arrange at their expense
                                 for the supplier to send at least one representative to the gas trial"

1-16      1.15        2          Delete and replace with "Should there be any inconsistency between the Specification and GA plan or other Contract
                                 drawing, the Specification will govern unless otherwise
                                 specifically agreed. If any inconsistency is found between the Hull, Machinery and Electrical Specification, the
                                 description of the Specification which governs the
                                 installation of the equipment shall prevail"

1-17      1.16.3                 The following Certificates must also be presented to the
                                 Owner on delivery of the Vessel:

                                           o   Classification Certificates
                                           o   Safety Radio Telegraphy Certificate
                                           o   Safety Equipment Certificate
                                           o   Record of Safety Equipment
                                           o   IMO Certificate of Fitness for Regulated Cargo
                                           o   Suez Canal Tonnage Certificate
                                           o   Navigation Lights Certificate - including Suez Canal Navigation Regulations
                                           o   The Builder will submit the preliminary Trim and Stability Booklet including the provisional certificate issued by Class at delivery.
                                               Approved final booklets including the experiment will he provided later when finalised.

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                                     Page 2

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PAGE      SECTION     PARA.      SUBJECT
----      -------     ----       -------
                                     o   Compass Adjustment Certificate.
                                     o   All other Certificates for Equipment, Castings, forgings etc... original plus one copy of each.

1-17        1.16.4     5         Delete and replace with "Each vessel will be provided with a full set of instruction books and drawings".

1-18        1.16.5     2         Delete and replace with "One set of drawings on transparencies will be provided to each vessel"

1-21        1.20       2         Note: Fitted carpets in officers accommodation is shipyard supply.

2-2         2.6                  Add additional paragraph after paragraph 2 "In order to
                                 preserve the condition of the cargo tanks and cargo
                                 compartments, the Builder will be arranged the necessary
                                 piping and control devices to keep the compartments under a positive pressure with dry air supplied from the TGE dry air system. The Builder will also arrange a supply of Nitrogen on deck adjacent to each cargo compartment which can be
                                 connected by flexible hose in case of need"

2-3         2.8                  The Builder will modify the arrangement as currently shown on the GA plan to allow unencumbered access along the length of the cargo tanks in each hold in way of the top of the
                                 ballast tanks

3-4         Paint                Add after the tables: "The paint specification will be
            Tables               reviewed with selected paint supplier to ensure coating is suitable for long term service in all locations".

4-1         4.2        1         Second sentence should read "Both windlass will be equipped with a wildcat, two detachable drums and a warping head"

                                 Third sentence delete "auto tensioning device"

                       5         Delete and replace with "Each windless/mooring winch will have a separate hydraulic pump. Each hydraulic pump to be fitted with a crossover connection in case of pump failure."

4-2         4.3        1         Delete "auto tensioning device"

                       4         Delete the second sentence and replace with "Each mooring winch will have a separate hydraulic pump. Each hydraulic pump to be fitted with a crossover connection in case of pump failure. Oil cooler, if any, and relevant accessories will be located in the hydraulic room".

4.1         4.2         1        Add to the end of the first paragraph "However the drums for the

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PAGE      SECTION     PARA.      SUBJECT
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
                                 windlass are to be designed to accommodate Atlas rope of
                                 equivalent size to 30mm wire."

4-2         4.3        1         Add to the end of the first paragraph "However the drums for the mooring winches are to be designed to accommodate Atlas rope of equivalent size to 30mm wire."

4-2         4.3        6         Delete "7 lines" and insert "8 lines".

4-3         4.6        Life      Revise lifeboat capacity to "25 persons"
                       Boat

                       Life      Revise each aft life raft capacity to "25 persons"
                       Rafts     Revise forward life raft capacity to "6 persons"

                       Misc.     Revise lifejacket capacity to "27 persons"

                       Ships     Note: Ships crane can be mounted either on the port or
                       Crane     starboard side to maximise design flexibility for handling stores and engine spares, etc.

                       E/R       Add after last paragraph "If the Engine room crane and the
                       crane     provisions crane do not overlap, the intervening distance
                                 should be flat, with no obstructions, so that heavy
                                 equipment can be easily manoeuvred between the lifting
                                 points on a trolley or similar device. Failing which, an
                                 auxiliary lifting arrangement should be provided to bridge the gap between the cranes."

4-6        4-10        4         Should read "muster station"

5-1       5.1.1        7         Add at the end of the paragraph "Ballast pump remote stop
                                 and start buttons together with remote pressure sensor to be mounted on the same console"

5-8       5.10.1       1         Add at the end of the first paragraph "Recirculation will be provided by way of extractors in the accommodation alleyways".

                       5         Add "The A/C compressors and condensers will be located inside the engine room and in the case of a fresh water central
                                 cooling system being fitted, the condensers will be fresh water cooled."

                       6         Delete and replace with "One air conditioning unit will consist of a mixing section, air filter, fan, steam heater, cooler and humidifier. The A/C unit will be installed in the A/C room on the first accommodation deck, aft".

5-10       5.12        3         Note Ventilation in the electric motor room will be designed such


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                                 that the maximum operating temperature is kept below 45
                                 degrees Celsius with an ambient temperature of 35 degrees
                                 Celsius.

5.12        5.14       1         Add after the first paragraph "Drain pipes should be
                                 electrically trace heated".

5.12        5.15       3         Delete and replace with "HFO and steam pipes will be insulated throughout the system, including the pipe tunnel".

6-4         6.5                  The layout of the accommodation is amended as follows:

                                 "Accommodation Deck 3

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
                                        Captain                    Apartment                 1 bunk
                                        Chief Engineer             Apartment                 1 bunk
                                        Chief Officer              Apartment                 1 bunk
                                        2nd Engineer               Apartment                 1 bunk
                                        Owner/Pilot                Cabin                     1 bunk

                                        Accommodation Deck 2
                                        3rd Engineer               Cabin                     1 bunk
                                        2nd Officer                Cabin                     1 bunk
                                        Electrician                Cabin                     1 bunk
                                        3rd Officer                Cabin                     1 bunk
                                        Gas Engineer               Cabin                     1 bunk

                                        Officers Day room
                                        Accommodation Deck 1
                                        Boatswain                  Cabin                     1 bunk
                                        AB                         Cabin                     1 bunk
                                        2 AB                       Cabin                     1 double bunk
                                        2 OS                       Cabin                     1 double bunk
                                        Fitter                     Cabin                     1 bunk
                                        2 Oiler                    Cabin                     1 double bunk
                                        Wiper                      Cabin                     1 bunk
                                        Cook                       Cabin                     1 bunk
                                        Steward                    Cabin                     1 bunk
                                        Suez Cabin                 Cabin                     3 double bunk

                                        Basic Crew Compliment with 3 riding squad "25 Crew"

6-5            6.5      2               Amend life saving equipment to "25 persons"

                        3               Note: Accommodation description in the specification is
                                        missing a lot of detail. Detailed accommodation plan will be submitted to the Buyer by the Builder for approval. Builder will make their best efforts to incorporate Buyer's
                                        reasonable requirements

                                        Note: Detailed cargo control room plan will be submitted to the Buyer by the Builder for approval. Builder will make
                                        their best efforts to incorporate Buyer's reasonable
                                        requirements

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                                     Page 5

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PAGE      SECTION     PARA.      SUBJECT
----      -------     ----       -------
6.6         6.6                  Add at the end "Builder to provide Buyer with
                                 samples of materials and furniture intended for
                                 accommodation outfit".

6-10        6.14                 Add to the list "Adequate storage for books, manuals, ISO,
                                 ISM documentation."

6-11        6.16                 Add to the end of the section "Detailed bridge layout plan will be submitted to the Buyer by the Builder for approval.
                                 Builder will make their best efforts to incorporate Buyer's reasonable requirements"

6-11        6.18      2          Amend Electric range suitable for "27 persons". Amend "Working table of stainless steel". Add to the end "Compactor to be provided by the Buyer and installed by the Builder"

6-12        6.19                 First sentence delete and replace with: "One Pantry is to be arranged adjacent to the galley to serve the officers mess room".

6-13        6.20                 Amend to "2 dryers"
                                 Note:  Drying room to be arranged next to the laundry as shown on the GA Plan.

6-13        6.21                 Note:  Customs store to be arranged as shown on GA plan.

6-13        6.22                 Detailed layout of stores compartments together with
                                 adequate racks, bins, lockers, shelving to be provided for safe stowage of all provisions, spares and equipment to be provided by the Builder for Buyer's approval. Builder will make their best efforts to incorporate Buyer's reasonable
                                 requirements


7-2        7.1.1       11        Note: Access hatch to the engine room at first accommodation deck and poop decks to be as large as possible.

7-l1       7.1.3.5               Amend to "Minimum two boiler heavy fuel circulating pumps"

7-14       7.1.3.7               Amend to "Service air compressor will be screw type."

7-16       7.1.3.9               Note: The Incinerator is described in section 7-8-5 is to be of suitable capacity to simultaneously burn all waste oil
                                 (sludge) produced aboard the vessel.

7-17       7.1.3.9               Amend Sewage Treatment Device capacity to "25 persons per
                                 day"

17-18      7.1.3.10              Amend to "Fuel oil and lub, oil tanks to be fitted with sounding


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                                     Page 6

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PAGE      SECTION     PARA.      SUBJECT
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
                                 pipes to the extent possible. If allowed by the rules
                                 calibrated sight glasses with shutoffs to be considered
                                 instead of float sounding. However magnetic floating type
                                 will be provided for F.O. service and settling tanks instead of sight glasses."

                                 Amend to: "Main engine lub oil storage tank to be minimum
                                 50% larger than the lub oil sump tank."

                                 Gen. engine lub oil storage tank to be "as large as
                                 possible"

7-20        7.1.4      1         Add to first paragraph "Owner's representative to be invited to attend all shop trials. Any associated travel expenses to be for Buyer's account"

7-25        7.3.6      7         Amend wording to "Net protector with cutter to be provided".

7-27        7.4.2.4    2         Amend to "2 - Fuel oil burning pump."

7-38        7.8.6                Should read - "The sewage treatment plant is to be fitted
                                 with 1 discharge pump and 2 air blowers."

7-45        7.10.2.2   11        Should read - "All interior surfaces of the tanks and spaces etc."

7-47        7.10.3.1   7         Delete and replace with "The bunkers system is to be of the enclosed type whereby any overflow from any tank is lead to a overflow tank aft or forward. Overflow from the MDO
                                 storage tank in the double bottom to be arranged with
                                 overflow into the overflow tank also in the double bottom
                                 with non return valve."


                       8         Add: "Level indicators for fuel oil storage, settling and
                                 day tanks to be located in the ER Control Room".

7.54.        7.10.10             Heavy fuel oil purifier - should read - "simplex filter at each pump"

                                 Stern tube lub oil pump - should read - "simplex filter at each pump"

                                 Lub oil pump for main engine should read - "simplex filter at each pump"

                      11         Should read - "Velocities in pipe lines for sea water, fresh water and lub oil are to be in accordance with engine makers requirements"

7-57        7.11.1.1  14         Should read - "Brass name plates with engraved letters and location numbers referring to pipes system drawings for all valves pumps heat exchangers etc. . . ."




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                                     Page 7

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PAGE      SECTION     PARA.      SUBJECT
----      -------     ----       -------
7-64        7.12.1               Add after the first paragraph:

                                 "Wherever tanks and/or bulkheads are required to be
                                 insulated, the insulation is to be laid and secured inside a steel frame with suitable sub divisions and covered with
                                 0.7mm galvanised steel plate".

7-64        7.12.1     6         Delete and replace with "Exhaust piping in the funnel to be insulated up to the penetration".

7-65        7.12.2.2   2         Add: "Insulation to be applied to steam pipes of 25mm and
                                 below if the amount of such pipe is considered excessive."

7-65        7.12.2.3   1         Delete first sentence and insert "Cooling fresh water pipe in the engine room not to be insulated. All sanitary water and fresh water pipes in the accommodation to be insulated with Armafex or other equivalent material."

7.66       7.12.2.5    2         Delete and replace with "Exhaust piping in the funnel to be insulated up to the penetration".


7-66       7.12.4      1         Delete and replace with "Heavy fuel oil settling tanks, heavy fuel oil service tanks (except the bottom surface of the tanks) to he insulated with 40mm rock wool and covered with 0.7mm
                                 galvanised steel sheet in the manner prescribed in Section 7.12.1."

7.67       7.12.4     1          Delete and replace with "The fuel oil tank facing the cargo hold to be insulated."

7-67       7.12.5      2         Delete and replace with "Exhaust piping in the funnel to be insulated up to the penetration and covered with galvanised steel sheet."

7-71       7.13.5     1          Delete and replace with "C02 fire extinguishing system for main engine to be provided".

7-71       7.13.7.2   2          Delete and replace with "If not directly serviced by the E/R crane lifting beams to be provided for oil purifiers and turbocharger rotors etc. . . ."

7-81       7 14.1                Extension alarms to be adjusted to "CE/2E/3E/GE/EE/OM/OD"

                      D          Engine Telegraph - should read
                                 "Receiver with reply transmitter

                                 Main engine local emergency control station."

                      4          Add at the end of the paragraph "and ME local emergency control"


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                                     Page 8

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PAGE      SECTION     PARA.      SUBJECT
----      -------     ----       -------
                                 station".

7-83        7.14.2     A         Should read
                                 "Program type remote control from wheel house"
                                 "Manual type remote control from engine control room" etc...

7-97        7.14.4     A         Amend to "Burner shall be electric ignition (initially)" etc....

8-1         8.1        4         Delete and replace with "Builder will provide samples of cable trays to buyer".

                       7         Add "Builder will provide Buyer with electrical load analysis as soon as it is available."

8-3         8.3        2         Delete and replace with "The E/DG set will be capable of working when the ship is heeled to an angle of 22.5 degrees"

8-5         8.6        2         Should read "the box will be complete with standard components, instruments and phase indicator"

8-7         8.10       2         Add after second paragraph - "Each pump will have a separate starter box located close to the pump"

8-9         8.12.1     1         Add "Telephone connection to be provided at the bunker station on deck. Builder to provide one (1)
                                 portable telephone and install two (2) jack boxes at the bunker station"

8-9         8-12-2               Amend to "Sound powered telephone connecting W/H, ECR, M/E emergency control station and the emergency steering station in the steering gear room".

8-13        8 13.7               Add "Fresh water wash system to be provided at the bridge windows"

All other terms to remain unchanged

For Buyer:                                    For Builder:
Cambridge Petroleum Transport                 Jiangnan Shipyard (Group) Co. Ltd
  Corporation Inc.
and
Cambridge Partners L.L.C. as Investment Bank


/s/ D. J. PHILLIPS                                 /s/ YANG SHI MING
------------------------------                     ---------------------
D. J. Phillips - As Agent Only                     Yang Shi Ming

                                   ADDENDUM 2
                                       to
                                  Specification
                                       of
                         22,000 m3 Ethylene Gas Carriers
                      Hull Numbers 2245/2246/2247/2248/2249

                                     Between
               Cambridge Petroleum Transport Corporation Inc. and
                Cambridge Partners L.L.C. as Investment Bank and
                             Navigator Holdings Ltd.
                                   (The Buyer)
                                       and
                       Jiangnan Shipyard (Group) Co., Ltd.
                                  (The Builder)
                             Dated: January 19, 1997


It has been mutually agreed between the Buyer and the Builder that notwithstanding what has been previously agreed and for an additional cost of US$ 100,000 per vessel, which will be added to the contract price and payable on delivery of each vessel, the Specification has been amended as follows:

     1. The specified salt water engine room machinery cooling system (including the air conditioning plant) will be replaced with a central flesh water cooling system. The central fresh water cooling system will consist of a short sea water cooling circuit (with 2 plate coolers in parallel) - cooling a long fresh water cooling circuit serving all machinery, coolers and heat exchangers in the engine room. The short sea water cooling circuit including all valves and fittings will be constructed of salt water resistant material such as cunife (except main sea water line which to be galvanised steel pipe) and the fresh water circuit of mild steel. All major coolers will be of plate type with plates constructed of titanium on the salt water cooling circuit and stainless steel on the fresh water circuit. The Builder will endeavour to install a plate cooler as the auxiliary condenser however if such plate condenser is not available the Builder will install a suitable tube cooler. The Builder will provide the Buyer with further details of the proposed arrangement for their approval.

     2. The hull coating and cathodic protection system outlined in Section 3 of the specification is amended so that it will comply with the requirements of Class for In Water Survey (IWS) and will provide that the vessel need only drydock every 5 years for Class renewal and recoating. Accordingly the Builder will provide an impressed current system and all other requirements to meet Class requirements.

     3 The Buyer will provide at his own expense a third compressor of 50% of the design capacity (125KW - 107,500 K.cal/hr) for the prescribed air conditioning system in the accommodation. At no additional cost to the Buyer, the Builder will install and arrange the three compressors in the engine room so that any two of the three compressors can run the system at any time with the third being in standby.

     4. In order to safely operate the remote control ballast system from the Cargo Control Room, the Builder will provide remote ballast pump start and stop controls and appropriate suction/pressure gauges at the ballast valve control station (mimic board).

     5. The fuel oil transfer pumps prescribed in Section 7.10.3.1 shall be rearranged such that the diesel oil transfer pump will be of the same capacity as the heavy fuel oil transfer pump. In the event of the failure of either pump they will be interchangeable for either fuel system.

     6. The Steam Generation Plant prescribed in Section 7.4 is amended to a smoke tube composite boiler manufactured by Shazhou Boiler Works in co-operation with Saake. The Builder will provide the Buyer with detailed drawings of the amended arrangement for approval. As the composite boiler is now smoke tube type on both sides, the soot blower prescribed in Section 7.4.2.4 is deleted.

     7. Section 8.2 - Main Diesel generators - it is agreed that the structure and number of bearings will be as per manufacturers standard.


All other terms to remain unchanged

For Buyer:                                 For Builder:
Cambridge Petroleum                        Jiangnan Shipyard (Group) Co. Ltd
  Transport Corporation Inc.
and
Cambridge Partners L.L.C. as
  Investment Bank
and
Navigator Holdings Ltd.


/s/ D. J. PHILLIPS                         /s/ YANG SHI MING
-----------------------------              ------------------------
D. J. Phillips As Agent Only               Yang Shi Ming

                                                                January 23, 1998

                                   ADDENDUM 3
                                       to
                                  Specification
                                       of
                         22,000 m3 Ethylene Gas Carriers
                      Hull Numbers 2245/2246/2247/2248/2249

                                     Between
               Cambridge Petroleum Transport Corporation Inc. and
                Cambridge Partners L.L.C. as Investment Bank and
                             Navigator Holdings Ltd.
                                   (The Buyer)
                                       and
                       Jiangnan Shipyard (Group) Co., Ltd.
                                  (The Builder)
                             Dated: January 19, 1997

It has been mutually agreed between the Buyer and the Builder that notwithstanding what has been previously agreed in the Specification and Appendix 2 - item 3 thereto, the Builder will supply, install and arrange a third compressor without condenser to the air conditioning system so that any two of the three compressors can run the system at any time with the third being in standby. The agreed incremental price is United States Dollars 15,000, which will be added to the Contract Price and be payable on delivery of the Vessel.

All other terms to remain unchanged

For Buyer:                                 For Builder:
Cambridge Petroleum                        Jiangnan Shipyard (Group) Co. Ltd.
  Transport Corporation Inc.
and
Cambridge Partners L.L.C. as
  Investment Bank
and
Navigator Holdings Ltd.


/s/ D. J. PHILLIPS                         /s/ YANG SHI MING
-----------------------------              ------------------------
D. J. Phillips As Agent Only               Yang Shi Ming

                                                                January 26, 1998

                                   ADDENDUM 4
                                       to
                                  Specification
                                       of
                         22,000 m3 Ethylene Gas Carriers
                      Hull Numbers 2245/2246/2247/2248/2249

                                     Between
               Cambridge Petroleum Transport Corporation Inc. and
                Cambridge Partners L.L.C. as Investment Bank and
                             Navigator Holdings Ltd.
                                   (The Buyer)
                                       and
                       Jiangnan Shipyard (Group) Co., Ltd.
                                  (The Builder)
                             Dated: January 19, 1997

During consultations between the Buyer and the Builder during the plan approval process and subsequent to a review meeting at the Yard, it has been mutually agreed that the scope of supply shall be amended to include the following items with no change to the Contract price:

SPECIFICATION - SECTION 2.10 RUDDER

The upper bearing will be of simplified design incorporating a water lubricated plastic bush. The rudder stock will be fitted with a stainless steel liner in way of stuffing box.

GENERAL ARRANGEMENT PLAN

Rooms under Forecastle Area to be rearranged:

o Bulkhead at frame 201 to be removed and replaced with a web frame creating three large compartments.

o Starboard compartment to be redesignated Cargo Gear Room and to have access directly to main deck. Compartment to be arranged with fixed supports for storage of flexible cargo hoses and shelves for storage of reducers, flanges spool pieces etc....

o Dry Powder plant to he relocated in Hydraulic Room subject to reconfirmation by the Builder.

o    Port side compartment to be designated as a Paint Store.

Forward HFO overflow tank

To be relocated away from bulkhead adjacent to salt water ballast tank and chain lockers.

Main Deck

o    Mooring bollards at port and starboard sides to be relocated outboard

o Deck house and stairs from poop deck to tween deck to be deleted. A 1200 mm x 1000 mm hatch to be arranged close to aft bulkhead of accommodation to port deck store. A single Builder's Standard access door to port deck store to be arranged from engine room.

DRAWINGS AL - SHEETS 1 TO 1O ACCOMMODATION

The Builder will make their best efforts to rearrange the accommodation area in the following fashion. Should the following arrangements not be practicable, the Builder and the Buyer will discuss and agree alternative layouts.

Bridge Deck - 1/10

o The bridge will be arranged with an enclosed stairway with appropriate light switching. The chart room and communications room will be segregated from the wheelhouse area by partitioning walls with suitable openings maximising the visability aft.

o A storage room of appropriate size for the fire fighting protective clothing and other related equipment is to be arranged at the aft end of the bridge or at another suitable location to be mutually agreed.

o Storage/filing cabinets to be arranged at the forward bulkheads to the chart table and communications area. Adequate shelves for nautical, radio and ships manuals to be arranged in chart room and communication room.

3rd Accommodation Deck - 2/10

o The ships office will be arranged with a 8 person conference table and two work stations. The aft bulkhead will be fitted with filing cabinets with shelves above for the housing the ships plans, manuals and papers. Provision to be made for copying machine and computer work stations. Sink to be arranged and provision made for coffee machine adjacent thereto.

o Credenza (low storage cupboards) to be installed along bulkhead behind Captain's and Chief Engineer's desks. Provision to be made for the installation of televisions on the credenzas. Book shelves to be arranged above.

o Bath tubs in Captain and Chief Engineers bathrooms to be replaced with showers.

o Captain and Chief Engineer day rooms to be reduced in length by 500 mm to increase the size of the 2nd Officer's and 3rd Engineer's cabins respectively.

o Chairs in Captain's and Chief Engineer's bedrooms to be relocated to their day rooms. General wardrobes in all officers cabins to be increased in size to 1200 mm x 600 mm. & all coffee tables in cabins to be oblong rather than round.

2nd Accommodation Deck - 3/10

o Officer's lounge to be rearranged with a wet bar, bar stools and refrigerator. Provision to be made for dart board supplied by the Buyer.

o Table to be removed from Chief Officer's and 2nd Engineer's bedrooms. Credenzas to be arranged at front bulkhead of day rooms and provision to be made to install television.

1st Accommodation Deck - 4/10

o 2 oiler cabins and 1 wiper cabin to be provided with double bunks/wardrobes etc...for double occupancy

Main Deck - 5/10

o Crew mess room to be rearranged to seat 15 crew members - with sofa seating at the bulkheads and chairs around oblong tables. Drinking fountain to be installed.

o    Crew lounge to be arranged with seating spaces for 15 crew.

o Ships cargo control room and deck office to be arranged across the remaining forward part of the accommodation in one space - store & linen store to be relocated. Means to close off the cargo control space from the deck office to be provided. Deck office to be outfitted with a conference table for 8 persons and work station. Provision to be made for a photocopier, computer, printer etc....

o Officer's mess room to be arranged for 12 persons - with sofa seating at bulkheads, two oblong dining tables and arm chairs.

o A duty mess room for 8 persons to be provided in the area previously designated for storage of dry provisions outside galley. Drinking fountain to be installed.

Tween Deck - 6/10

o Compressor Room to be rearranged on the port side and Engine Room Store to be rearranged on the starboard side.

o Engine room store to be outfitted as per Buyer's sketch with 9 steel storage lockers and shelving at the perimeter and at the centre isle. Lifting rail to be provided.

o    The size of the drying area within the laundry will be maximised.

o Beer store to be redesignated Bonded Store. Bonded Store room to be redesignated Baggage Room. Baggage Room to be redesignated Linen Room.

o Builder will try to arrange suitable hatches to provide free passage of complete alternators from auxiliary engine platform to main deck.

o    Shower to be removed from changing area and an additional sink provided.

o The stores hatch 1100mm x 1400mm at frame 20 shall be arranged with a raised coaming and hinged lid secured by wing nuts opening by crane or chain block

All other terms to remain unchanged

For Buyer:                                 For Builder:
Cambridge Petroleum                        Jiangnan Shipyard (Group) Co. Ltd.
  Transport Corporation Inc.
and
Cambridge Partners L.L.C. as
  Investment Bank
and
Navigator Holdings Ltd.


/s/ D. J. PHILLIPS                         /s/ YANG SHI MING
-----------------------------              ------------------------
D. J. Phillips As Agent Only               Yang Shi Ming

                                                                January 25, 1998

                                   ADDENDUM 5
                                       to
                                  Specification
                                       of
                         22,000 m3 Ethylene Gas Carriers
                      Hull Numbers 2245/2246/2247/2248/2249

                                     Between
               Cambridge Petroleum Transport Corporation Inc. and
                Cambridge Partners L.L.C. as Investment Bank and
                             Navigator Holdings Ltd.
                                   (The Buyer)
                                       and
                       Jiangnan Shipyard (Group) Co., Ltd.
                                  (The Builder)
                             Dated: January 19, 1997

During consultations between the Buyer and the Builder during the plan approval process and subsequent to a review meeting at the Yard, it has been mutually agreed that the scope of supply shall be amended to include the following items with no change to the Contract price:

SPECIFICATION

Section 2.1 - General

It has been agreed that the framing of the outside shell in way of cargo holds will be longitudinally framed rather than transverse framed, as prescribed in the specification. Reinforced areas will be fitted at three locations on each side to create stiffened tug pushing points as per the Outside Shell Expansion Drawing.

Section 4.10 - Gratings on Deck

All gratings fitted on deck will be fabricated from reinforced glass fibre rather than galvanised steel, as prescribed in the specification.


Section 5.1.1 & Appendix 2 - Remote Control Ballast Water System

The Builder will supply and install remote controlled valves throughout the system with the exception of valves to the main sea water pump.


Section 7.1.3.5 - Preheating Pump for Main Engine Cooling Water System.

The Builder will supply and install a preheating pump, of appropriate size, for the main engine cooling water system.

Section 7.2. 1 - Torsional Vibration Damper

The Builder will supply and install a "Geislinger" type torsional vibration damper to remove the barred speed range.

Section 7.10.3 - Heavy Oil Treatment Unit

The designed Heavy Oil Treatment Unit will have sufficient capacity to supply 3 auxiliary diesel generators running in parallel at 65% of MCR and the main engine running at 100% of MCR at the same time.

Section 7.10.3 - Harbour Fuel Oil Supply Pump

The Builder will supply and install a Harbour Fuel Oil Supply Pump of sufficient capacity to supply 2 auxiliary diesel generators running at 100% of MCR or 3 auxiliary diesel generators running at 65% of MCR.

Section 8.1 & Appendix 1 - Cable Trays

Cable trays on deck to be of plastic coated steel.

Section 8.12 - Dead Man Alarm System

The Builder will supply and install a "Dead Man Alarm" system in the bridge console.


APPENDIX 2

Central Cooling System

Each of the prescribed central coolers will be outfitted with the designed maximum number of plates. The Builder will consult with Alpha Laval with a view to adding an addition 56 plates to each cooler while maintaining the current designed location. Should this not be practicable the Builder and Buyer will discuss and agree an alternative arrangement.


Fresh Water Cooling System

The designed fresh water cooling system will have sufficient capacity to supply 3 auxiliary diesel generators running in parallel at 65% of MCR and the main engine running at 100% of MCR at the same time.

Fresh Water Cooling Pumps

The builder will supply and install three fresh water cooling pumps of equal size. The capacity of the pumps will be such that with any 2 pumps running in parallel they will supply not less than 100% of the maximum required capacity of the system.

All other terms to remain unchanged


For Buyer:                                 For Builder:
Cambridge Petroleum                        Jiangnan Shipyard (Group) Co. Ltd.
  Transport Corporation Inc.
and
Cambridge Partners L.L.C. as
  Investment Bank
and
Navigator Holdings Ltd.


/s/ D. J. PHILLIPS                         /s/ YANG SHI MING
-----------------------------              ------------------------
D. J. Phillips As Agent Only               Yang Shi Ming

                                                                  August 1, 1998

                                   ADDENDUM 6
                                       to
                                  Specification
                                       of
                         22,000 m3 Ethylene Gas Carriers
                      Hull Numbers 2245/2246/2247/2248/2249

                                     Between
               Cambridge Petroleum Transport Corporation Inc. and
                Cambridge Partners L.L.C. as Investment Bank and
                             Navigator Holdings Ltd.
                                   (The Buyer)
                                       and
                       Jiangnan Shipyard (Group) Co., Ltd.
                                  (The Builder)
                             Dated: January 19, 1997


It has been mutually agreed between the Buyer and the Builder that the Builder will install a Cargo Head Condenser system designed by Tractobel Gas Engineering GmbH. The Cargo Head Condenser will be capable maintaining the temperature/pressure of a third grade of cargo carried in cargo tank No. 4.

The fitting of the Cargo Head Condenser will comprise the following increases to the scope of supply for the Contracted gas system:



     o One tank head condenser of shell and tube design (material: stainless steel) which is to be installed near the dome of tank No. 4 in order to liquefy the boil-off gases.

     o    Pipe connection to the refrigeration system (propylene cycle), including all necessary instrumentation, valves, controls etc....

     o    Insulation of pipes

     o    Integration into the control and monitoring system.

     o    Erection works

The agreed price for the installation of the Cargo Head Condenser is US$ 24,000 (United States Dollars twenty four thousand) per vessel which will be added to the Contract Price and payable on delivery of each Vessel.

All other terms to remain unchanged

For and on behalf of the Buyer:            For and on behalf of the Builder:
Cambridge Petroleum                        Jiangnan Shipyard (Group) Co. Ltd.
  Transport Corporation Inc.
and
Cambridge Partners L.L.C. as
  Investment Bank
and
Navigator Holdings Ltd.


/s/ D. J. PHILLIPS                         /s/ YANG SHI MING
-----------------------------              ------------------------
D. J. Phillips As Agent Only               Yang Shi Ming

                                                                  August 1, 1998

                                   ADDENDUM 7
                                       to
                                  Specification
                                       of
                         22,000 m3 Ethylene Gas Carriers
                      Hull Numbers 2245/2246/2247/2248/2249

                                     Between
               Cambridge Petroleum Transport Corporation Inc. and
                Cambridge Partners L.L.C. as Investment Bank and
                             Navigator Holdings Ltd.
                                   (The Buyer)
                                       and
                       Jiangnan Shipyard (Group) Co., Ltd.
                                  (The Builder)
                             Dated: January 19, 1997


After reviewing the gas plant model provide by TGE, it has been mutually agreed between the Buyer and the Builder that the Builder will make the following changes at no additional cost to the Buyer.

1.   GANGWAY FROM ACCOMMODATION TO FORESHIP

     The catwalk as described in Section 1.5 Page 1/3 has been deleted.

2.   WAVE PROTECTION OF THE LPG VAPORISER (STARBOARD SIDE)

     The Builder will supply and install a wave breaker to protect the starboard side LPG vaporiser in accordance with the model.

3.   DRY AIR AND NITROGEN PURGE CONNECTIONS TO THE CARGO HOLDS

     The Builder will supply and fit a piping system, together with the necessary flexible hoses, so that the cargo void spaces can be purged and filled with either dried air or Nitrogen. The system will receive supply of either dried air or Nitrogen from either the Inert Gas System or Dried Air Systems driven off the PSA unit.

4.   BUNKER LINES ON MAIN DECK

     The Builder will supply and fit bunker manifolds adjacent to the cargo manifolds - so that bunker hoses can be handled by the cargo hose handling crane, as shown in the model.

5.   SEA WATER COOLING LINES FOR THE GAS PLANT

     The sea water cooling line overboard discharge lines will be arranged so that they pass through the void spaces at the ends of the cargo holds. The pipes will be constructed of sch. 120 hot galvanised pipe and connected with flanges so that the pipes can be removed without hot work in case of need. A hot galvanised penetration pieces (seachest type) will be supplied and fitted at the outside shell.

     The sea water cooling supply lines will be fitted on deck.

6.   WINDOWS IN COMPRESSOR ROOM

     The Builder will supply and fit A 60 type windows 600mm x 400mm between the electric motor room and the compressor room in three locations in order that the control panels for each unit can be effectively monitored.

7.   FAN MOTORS ON TOP OF COMPRESSOR HOUSE

     The Builder will ensure that the fan motors located on top of the Compressor House will be adequately protected from weather and corrosion damage.

All other terms to remain unchanged.

For and on behalf of the Buyer:            For and on behalf of the Builder:
Cambridge Petroleum                        Jiangnan Shipyard (Group) Co. Ltd.
  Transport Corporation Inc.
and
Cambridge Partners L.L.C. as
  Investment Bank
and
Navigator Holdings Ltd.


/s/ D. J. PHILLIPS                         /s/ YANG SHI MING
-----------------------------              ------------------------
D. J. Phillips As Agent Only               Yang Shi Ming

                                                                 August 1,  1998

                                   ADDENDUM 8
                                       to
                                  Specification
                                       of
                         22,000 m3 Ethylene Gas Carriers
                      Hull Numbers 2245/2246/2247/2248/2249

                                     Between
               Cambridge Petroleum Transport Corporation Inc. and
                Cambridge Partners L.L.C. as Investment Bank and
                             Navigator Holdings Ltd.
                                   (The Buyer)
                                       and
                       Jiangnan Shipyard (Group) Co., Ltd.
                                  (The Builder)
                             Dated: January 19, 1997


Having reviewed the Builders procedures for construction, insulation and storage of cargo tanks, it has been mutually agreed between the Buyer and the Builder that the Builder will make the following improvements in the production process at no additional cost to the Buyer.

1. Tank Insulation

   The Builder will construct weather proof shelters - consisting of a steel frame adequately covered with fibreglass sheets at the top and sides - in order that application of the insulation and cladding will be conducted in a dry, weatherproof environment.

2. After final application of insulation and cladding and acceptance by both Class and the Owners, the Builder will ensure that the tanks remain adequately covered with either the shelters or canvas covers so that the tank insulation and cladding is adequately protected from rain water during the storage period prior to installation aboard the Vessel.

3. After installation aboard the Vessel the Builder will ensure that the tanks are adequately protected from rainwater and mechanical damage during the time prior to that the deck sections being installed and the cargo void spaces being weather proof.

All other terms to remain unchanged.

For and on behalf of the Buyer:            For and on behalf of the Builder:
Cambridge Petroleum                        Jiangnan Shipyard (Group) Co. Ltd.
  Transport Corporation Inc.
and
Cambridge Partners L.L.C. as
  Investment Bank
and
Navigator Holdings Ltd.


/s/ D. J. PHILLIPS                         /s/ YANG SHI MING
-----------------------------              ------------------------
D. J. Phillips As Agent Only               Yang Shi Ming

                                                                   June 19, 1997
                                   ADDENDUM 10
                                       to
                                  Specification
                                       of
                         22,000 m3 Ethylene Gas Carriers
                      Hull Numbers 2245/2246/2247/2248/2249

                                     Between
               Cambridge Petroleum Transport Corporation Inc. and
                Cambridge Partners L.L.C. as Investment Bank and
                             Navigator Holdings Ltd.
                                   (The Buyer)
                                       and
                       Jiangnan Shipyard (Group) Co., Ltd.
                                  (The Builder)
                             Dated: January 19, 1997


It has been mutually agreed between the Buyer and the Builder that notwithstanding what has been previously agreed, for an additional cost of US$ 4,500 (United States Dollars Four Thousand Five Hundred) per vessel, which will be added to the contract price and payable on to the Builder on delivery of each vessel, the Specification has been amended as follows:

   o The Builder with supply, arrange and install a Kang Li Model SS200 waste disposal unit of capacity 319 kg/meal as per the attached specification.

All other terms to remain unchanged

For Buyer:                                 For Builder:
Cambridge Petroleum                        Jiangnan Shipyard (Group) Co. Ltd.
  Transport Corporation Inc.
and
Cambridge Partners L.L.C. as
  Investment Bank
and
Navigator Holdings Ltd.


/s/ D. J. PHILLIPS                         /s/ YANG SHI MING
-----------------------------              ------------------------
D. J. Phillips As Agent Only               Yang Shi Ming

                                                                  August 1, 1998

                                   ADDENDUM 1
                                       to
                              Amended and Restated
                              Shipbuilding Contract
                                       for
                         22,000 m3 Ethylene Gas Carriers
                      Hull Numbers 2245/2246/2247/2248/2249

                                     Between
                             Navigator Holdings PLC
                                   (The Buyer)
                                       and
                       Jiangnan Shipyard (Group) Co., Ltd.
                                  (The Builder)
                              Dated: June 26, 1997


After reviewing the initial stability calculations provided by the Builder dated May 25, 1998, which is appended hereto, it has been mutually agreed between the Buyer and the Builder that the Builder will strengthen the Vessel so that in cases 25, 26, 30, 41, 49 and 57 the maximum allowed bending moments are not exceeded.

To strengthen the Vessel so that cases 25, 26, 30, 41, 49 and 57 are within the maximum allowed bending moments. the Builder estimates that it will be necessary to increase the lightship weight by some 120 metric tons which will be done at no additional expense to the Buyer.

The Buyer agrees that the maximum deficiency in the guaranteed Deadweight as prescribed in Article III, Section 4(a) of the Amended and Restated Shipbuilding Contract dated June 26, 1997 shall be increased from four hundred (400) metric tons to five hundred and twenty (520) metric tons accordingly.

All other terms to remain unchanged


For and on behalf of Buyer:                For and on behalf of Builder:
Navigator Holdings PLC.                    Jiangnan Shipyard (Group) Co. Ltd.

/s/ D. J. PHILLIPS                         /s/ YANG SHI MING
-----------------------------              ------------------------
D. J. Phillips As Agent Only               Yang Shi Ming